                         WATERSIDE CAPITAL CORPORATION

                             800,000 COMMON SHARES

                             UNDERWRITING AGREEMENT

                                                              Richmond, Virginia
                                                                          , 1998

SCOTT & STRINGFELLOW, INC.
       As Representative of the Several
       Underwriters Named in Schedule I Hereto
909 East Main Street
Richmond, Virginia 23219

Ladies and Gentlemen:

     Waterside Capital Corporation, a Virginia corporation (the "Company"), proposes to sell to Scott & Stringfellow, Inc. (the "Representative") and the several other underwriters named in Schedule I hereto (collectively, with the Representative, the "Underwriters") 800,000 shares of the Company's $1.00 par value common stock ("Common Shares"). Such Common Shares to be sold to the Underwriters by the Company are referred to collectively herein as the "Firm Shares." The respective amounts of the Firm Shares to be purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Firm Shares shall be offered to the public at a public offering price of
$     per Firm Share (the "Offering Price").

     In addition, in order to cover over-allotments in the sale of the Firm Shares, the Underwriters may purchase for the Underwriters' own accounts, ratably in proportion to the amounts set forth opposite their respective names in Schedule I hereto, up to 120,000 additional Common Shares from the Company. Such 120,000 additional Common Shares are referred to collectively herein as the "Optional Shares." If any Optional Shares are purchased, they shall be purchased for offering to the public at the Offering Price and in accordance with the terms and conditions set forth herein. The Firm Shares and the Optional Shares are referred to collectively herein as the "Shares."

     The Company, intending to be legally bound, hereby confirms its agreement with the Underwriters as follows:

     1. REPRESENTATIONS AND WARRANTIES.

          Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

             (a) the Company has prepared, in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Regulations") of the Securities and Exchange Commission (the "SEC") under the Act in effect at all applicable times, and has filed with the SEC a registration statement on Form N-5 (File No. 333-36709) and one or more amendments thereto for the purpose of registering the Shares (or a portion of the Shares if a "Rule 462(b) Registration Statement," as defined below, has been or is to be filed), the common stock purchase warrant referred to in Section 5(u) (the "Representative's Warrant"), and the shares of common stock underlying the Representative's Warrant (the "Warrant Stock"). The Company similarly may have prepared or may prepare an additional registration statement on Form N-5 with respect to a portion of the Shares pursuant to Rule 462(b) of the Regulations, and if so prepared or if to be so prepared, such additional registration statement has been or will be filed pursuant to Rule 462(b) of the Regulations. The term "Rule 462(b) Registration Statement" means such additional registration statement, if any, filed pursuant to Rule 462(b) of the Regulations, including, without limitation, all exhibits thereto, the contents of the earlier registration statement incorporated therein by reference, and any price-related information included therein, but omitted from the earlier registration statement in reliance on Rule 430A of the Regulations. Copies of all such registration statements (or the form thereof in the case of a Rule 462(b) Registration Statement that has not yet been filed) and any amendments thereto, and all forms of the related prospectus contained therein, have been delivered to the Representative. Each prospectus included in any such registration statement before it became effective under the Act and any prospectus filed with the SEC pursuant to Rule 424(a) of the Regulations is hereinafter called a "Preliminary Prospectus." The various parts of the first registration statement referenced in this Section l(a), including all exhibits thereto and the information contained in the form of final prospectus filed with the SEC pursuant to Rule 424(b) of the Regulations in accordance with Section 5(b) of this Agreement and deemed by virtue of Rule 430A(b) of the Regulations to be part of the registration statement at the time it was declared effective, each as amended at the time the registration statement became effective, as well as the information contained in the Rule 462(b) Registration Statement, if any, deemed to be a part of the registration statement, are hereinafter collectively called the "Primary Registration Statement." The term "Registration Statements" means both the Primary Registration Statement and the Rule 462(b) Registration Statement, if any, collectively. The term "Term Sheet" means the term sheet, if any, containing the information required pursuant to Rule 434(b) or (c), as applicable, of the Regulations, and filed pursuant to Rule 424(b)(7) of the Regulations. The term "Prospectus" means the Prospectus relating to the Shares included in the Registration Statement at the time it became effective (including, if the Company omitted information from the Primary Registration Statement pursuant to Rule 430A(a) of the Regulations, the information deemed to be a part of the Primary Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Regulations); provided, however, that, if with the consent of the Representative, the Company provides a Term Sheet prior to the time any confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g) of the Regulations) last provided to the Representative by the Company and circulated by the Underwriters to all prospective purchasers of the Shares, plus and including the information contained in the Term Sheet. Notwithstanding the foregoing, if any revised Prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the Prospectus referred to in the immediately preceding sentence (whether or not such revised Prospectus is required to be filed with the SEC pursuant to Rule 424(b) of the Regulations), the term "Prospectus" shall refer to such revised Prospectus from and after the time it is first provided to the Underwriters for such use. If, with the consent of the Representative, the Company shall have provided to the Underwriters a Term Sheet prior to the time any confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the Prospectus and the Term Sheet together will not be materially different from the prospectus in the Registration Statements;

             (b) the Primary Registration Statement has become effective under the Act and the SEC has not issued any stop order suspending the effectiveness of the Registration Statements or preventing or suspending the use of any Preliminary Prospectus, nor has the SEC instituted or threatened to institute proceedings with respect to such an order. No stop order suspending the sale of the Shares, the Representative's Warrants, or the Warrant Stock in any jurisdiction designated by the Representative as provided for in Section 5(i) hereof has been issued, and no proceedings for that purpose have been instituted or threatened. The Company has complied in all material respects with all requests of the SEC, or requests of which the Company has been advised of any state or foreign securities commission in a state designated by the Representative as provided for in Section 5(i) hereof, for additional information to be included in the Registration Statements, any Preliminary Prospectus or the Prospectus. Each Preliminary Prospectus conformed to all the requirements of the Act and the Regulations as of its date in all material respects and did not as of its date contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except the foregoing shall not apply to statements in, or omissions from, any Preliminary Prospectus in reliance upon and in conformity with information regarding the Underwriters supplied to the Company in writing by or on behalf of any Underwriter through the Representative expressly for use therein. The Primary Registration Statement, on the date on which

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

        it was declared effective by the SEC (the "Effective Date") and when any post-effective amendment thereof shall become effective, the Rule 462(b) Registration Statement when filed with the SEC, and the Prospectus, at the time it is filed with the SEC and on the Closing Date (as defined in Section 3 hereof) and any Option Closing Date (as defined in Section 4(b) hereof), conformed and will conform in all material respects to all the requirements of the Act and the Regulations, and did not and will not, on any of such dates, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Primary Registration Statement (including the information contained in the Rule 462(b) Registration Statement after it is filed with the SEC) or the Prospectus made in reliance upon and in conformity with information regarding the Underwriters furnished to the Company in writing by or on behalf of any Underwriter through the Representative expressly for use therein;

             (c) the Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, with all necessary corporate power and authority, and all required licenses, permits, clearances, certifications, registrations, approvals, and consents, to own or lease and operate its properties and to conduct its business as described in the Prospectus, and to execute, deliver and perform this Agreement. The Company is duly qualified to do business as a foreign corporation or partnership, as applicable, and is in good standing, in all jurisdictions in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the general affairs, properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company taken as a whole (a "Material Adverse Effect"). No proceeding has been instituted in any jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail the Company's corporate power and authority or qualification or ability to own or lease and operate its properties and to conduct its business as described in the Prospectus;

             (d) The Company has no subsidiaries. The Company owns no stock or other interest whatsoever, directly or indirectly, whether equity or debt, in any corporation, partnership or other entity other than disclosed in the Prospectus and Registration Statements;

             (e) this Agreement and the Representative's Warrant Agreement ("Representative's Warrant Agreement") have been duly authorized, executed and delivered by the Company and constitute its legal, valid and binding obligation, enforceable against the Company in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to applicability of general principles of equity and except, as to this Agreement, as rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy;

             (f) the execution, delivery and performance of this Agreement and the Representative's Warrant Agreement and the transactions contemplated therein do not and will not, with or without the giving of notice or the lapse of time, or both, (i) conflict with any term or provision of the Company's Articles of Incorporation or Bylaws; (ii) result in a breach of, constitute a default under, result in the termination or modification of, result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the assets of the Company under, or require any payment by the Company or impose any liability on the Company pursuant to, any contract, indenture, mortgage, deed of trust, commitment or other agreement or instrument to which the Company is a party or by which any of their assets are bound or affected; (iii) assuming compliance with Blue Sky laws and regulations applicable to the offer and sale of the Shares, the Representative's Warrant and the Warrant Stock, violate any applicable law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses; or
        (iv) result in a breach, termination or lapse of the Company's corporate power and authority to own or lease and operate its respective assets and properties and conduct its businesses as described in the Prospectus;

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             (g) at the date or dates indicated in the Prospectus, the Company had the duly authorized and outstanding capitalization set forth in the Prospectus under the caption "Capitalization" and will have, as of the issuance of the Firm Shares on the Closing Date, the pro forma adjusted capitalization set forth therein. The description of the Company's capitalization in the Prospectus conforms in all material respects with the instruments defining the same. On the Effective Date, the Closing Date and any Option Closing Date (as defined in Section 4(b) hereto), there will be no options or warrants for the purchase of, other outstanding rights to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of the Company or securities convertible into or exchangeable for capital stock of the Company, except as expressly described in the Prospectus. The information in the Prospectus insofar as it relates to all outstanding options and other rights to acquire securities of the Company as of the Effective Date and immediately prior to the Closing Date and any Option Closing Date is true and correct in all material respects;

             (h) the currently outstanding shares of the Company's capital stock have been duly authorized and are validly issued, fully paid and non-assessable, and none of such outstanding shares of the Company's capital stock has been issued in violation of any preemptive rights of any security holder of the Company. No preemptive rights or other rights to subscribe for or purchase exist with respect to the sale of the Shares by the Company. The holders of the outstanding shares of the Company's capital stock are not subject to personal liability solely by reason of being such holders. All previous offers and sales of the outstanding shares of the Company's capital stock, whether described in the Registration Statement or otherwise, were made in conformity with applicable federal and state securities laws. The authorized capital stock of the Company, including, without limitation, the outstanding Common Shares, the Shares being issued, the Representative's Warrant, the Warrant Stock and the outstanding options to purchase shares of Common Shares conform in all material respects with the descriptions thereof in the Prospectus, and such descriptions conform in all material respects with the instruments defining the same.

             (i) when the Shares and Warrant Stock have been duly delivered against payment therefor as contemplated by this Agreement, the Shares and Warrant Stock will be validly issued, fully paid and non-assessable. The certificates representing the Shares are, and certificates representing the Warrant Stock will be, in proper legal form under, and conform in all respects to the requirements of, the Virginia Stock Corporation Act, as amended (the "VSCA"). Neither the filing of the Registration Statement nor the offering or sale of Shares, the Representative's Warrant or the Warrant Stock as contemplated by this Agreement gives any security holder of the Company any rights for or relating to the registration of any Common Shares or any other capital stock of the Company or any rights to convert or have redeemed or otherwise receive anything of value with respect to any other security of the Company;

             (j) no consent, approval, authorization, order, registration, license, permit of, or filing or registration with, any court, government, governmental agency, instrumentality or other regulatory body or official is required for the valid and legal execution, delivery and performance by the Company of this Agreement or the Representative's Warrant Agreement and the consummation of the transactions contemplated hereby and described in the Prospectus, except such as may be required for the registration of the Shares, the Representative's Warrant and the Warrant Stock under the Act, the Regulations and for compliance with the 1940 Act, applicable state securities or Blue Sky laws or the Bylaws, rules and other pronouncements of the National Association of Securities Dealers, Inc. (the "NASD"):


             (k) the Company is registered under the Investment Company Act of 1940 ("1940 Act") and the Company has complied in all material respects with the applicable provisions of the 1940 Act during the period it was subject to such requirements;


             (l) the statements in the Registration Statements and Prospectus, insofar as they are descriptions or summaries of or references to contracts, agreements or other documents, are accurate in all

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        material respects and present or summarize fairly, in all material respects, the information required to be disclosed under the Act, the 1940 Act and/or the Regulations, and there are no contracts, agreements or other documents, instruments or transactions of any character required to be described or referred to in the Registration Statements or Prospectus or to be filed as exhibits to the Registration Statements that have not been so described, referred to or filed, as required;

             (m) the consolidated financial statements of the Company (including the notes thereto) filed as part of any Preliminary Prospectus, the Prospectus and the Registration Statements present fairly, in all material respects, the financial position of the Company as of the respective dates thereof, and the results of operations and cash flows of the Company for the periods indicated therein, all in conformity with generally accepted accounting principles consistently applied throughout the periods involved. The supporting notes and schedules included in the Registration Statements fairly state in all material respects the information required to be stated therein in relation to the financial statements taken as a whole. The selected and summary financial and statistical information in the Prospectus including, but not limited to, that under the captions "Summary Financial Information" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements included in the Registration Statements. The unaudited financial statements included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments, if any, have been properly applied to the historical amounts in the compilation of those statements. No financial statements or schedules or other information other than that which appears in the Prospectus is required to be included in the Registration Statement;

             (n) since the respective dates as of which information is given in the Registration Statements and the Prospectus, except as otherwise stated therein, there has not been (i) any material adverse change (including, whether or not insured against, any material loss or damage to any material assets), or development involving a prospective material adverse change, in the general affairs, properties, assets, management, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company; (ii) any material adverse change, loss, reduction, termination or non-renewal of any contract to which the Company is a party; (iii) any transaction entered into by the Company not in the ordinary course of its business that is material to the Company, (iv) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock, (v) any liabilities or obligations, direct or indirect, incurred by the Company that are material to the Company on a consolidated basis; (vi) any change in the capitalization or stock ownership of the Company; or (vii) any change in the indebtedness of the Company that is material to the Company on a consolidated basis. The Company does not have any contingent liabilities or obligations that are material to the Company that are not expressly disclosed in the Prospectus;

             (o) the Company has not distributed, and will not distribute, any offering material in connection with the offering and sale of the Shares other than the Registration Statements, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Act, the 1940 Act and the Regulations. Neither the Company nor any of its officers, directors or affiliates has taken, nor shall the Company or such persons take, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Shares;

             (p) the Company has filed with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns that are required to be filed or has duly obtained extensions of time for the filing thereof and has paid all taxes shown on such returns or otherwise due and all material assessments received by them to the extent that the same have become due. The Company has not executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income or other tax and neither is a party to any pending action or proceeding by any foreign or domestic governmental agency for the assessment or collection of taxes, and no claims for assessment or

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        collection of taxes have been asserted against the Company that might have a Material Adverse Effect;

             (q) Hoffman, Morrison & Fitzgerald, P.C., which has given its reports on certain financial statements included as part of the Registration Statements, is a firm of independent certified public accountants as required by the Act and the Regulations with respect to the Company;

             (r) the Company is not in violation of, or in default under, any of the terms or provisions of (i) its Articles or Certificate of Incorporation or Bylaws or similar governing instruments, or (ii) any indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument to which it is a party or by which it or any of its properties is bound or affected, (iii) any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over it or any of its properties or business, or (iv) any license, permit, certification, registration, approval, or consent referred to in Section 1(c) hereof;

             (s) except as expressly disclosed in the Prospectus, there are no claims, actions, suits, protests, proceedings, arbitrations, investigations or inquiries pending before, or to the Company's knowledge threatened or contemplated by, any governmental agency, instrumentality, court or tribunal, domestic or foreign, or before any private arbitration tribunal to which the Company is or may be made a party or otherwise affecting the Company that could reasonably be expected to affect the validity of any of the outstanding Common Shares, or that, if determined adversely to the Company would, in any case or in the aggregate, result in any Material Adverse Effect, nor is the Company aware of any reasonable basis for any such claim, action, suit, protest, proceeding, arbitration, investigation or inquiry. Except as expressly disclosed in the Prospectus, there are no outstanding orders, judgments or decrees of any court, governmental agency, instrumentality or other tribunal enjoining the Company from, or requiring the Company to take or refrain from taking, any action, or to which the Company or its properties, assets or businesses are bound or subject;

             (t) the Company owns, or possesses adequate rights to use, all patents, patent applications, trademarks, trademark registrations, applications for trademark registration, trade names, service marks, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential technology, information, systems, design methodologies and devices or procedures developed or derived from or for the businesses of the Company), trade secrets, confidential information, processes and formulations and other proprietary information necessary for, used in, or proposed to be used in, the conduct of its business as described in the Prospectus (collectively, the "Intellectual Property"). The Company owns any rights in or to any patents. The Company has not infringed, nor is it infringing and, except as expressly and specifically disclosed in the Prospectus, has it received any notice of conflict with, the asserted rights of others with respect to the Intellectual Property that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, and the Company knows of no reasonable basis therefor. To the knowledge of the Company, no other parties, including but not limited to directors or officers of the Company have infringed upon or are in conflict with the Intellectual Property. The Company is not a party to, or bound by, any agreement pursuant to which royalties, honorariums or fees are payable by the Company to any person by reason of the ownership or use of any Intellectual Property that is material to the business of the Company on a consolidated basis;

             (u) the Company has good and marketable title to all property described in the Prospectus as being owned by it, free and clear of all liens, security interests, charges or encumbrances and the like, except such as are expressly described or referred to in the Prospectus or such as would not have a Material Adverse Effect. The Company has adequately insured its property against loss or damage by fire or other casualty and maintains, in amounts reasonably believed by it to be adequate, and insurance against such other risks as management of the Company deems appropriate. All real and personal property leased by the Company as described or referred to in the Prospectus is held by the Company under valid leases. The executive offices and the other facilities of the Company (the

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        "Premises"), and all operations presently or formerly conducted thereon by the Company are now and, since the Company began to use such Premises, always have been and, to the knowledge of the Company and prior to when the Company began to use such Premises, always had been, in compliance with all federal, state and local statutes, ordinances, regulations, rules, standards and requirements of common law concerning or relating to industrial hygiene and the protection of health and the environment (collectively, "the Environmental Laws"), except to the extent that any failure to be in such compliance would not have a Material Adverse Effect. There are no conditions on, about, beneath or arising from the Premises or at any other location that might give rise to liability, the imposition of a statutory lien or require a "Response," "Removal" or "Remedial Action," as defined herein, under any of the Environmental Laws, and that would have a Material Adverse Effect. Except as expressly disclosed in the Prospectus, or where such items will not result in any Material Adverse Effect, (i) the Company has not received notice and does not have knowledge of any claim, demand, investigation, regulatory action, suit or other action instituted or threatened against the Company or any portion of the Premises relating to any of the Environmental Laws and (ii) the Company has not received any notice of material violation, citation, complaint, order, directive, request for information or response thereto, notice letter, demand letter or compliance schedule to or from any governmental or regulatory agency arising out of or in connection with "hazardous substances" (as defined by applicable Environmental Laws) on, about, beneath, arising from or generated at the Premises or at any other location. As used in this subsection, the terms "Response," "Removal" and "Remedial Action" shall have the respective meanings assigned to such terms under Sections 101(23) - 101(25) of the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act 42 U.S.C. 9601(23)-9601(25);

             (v) the Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

             (w) no unregistered securities of the Company have been sold by the Company or on behalf of the Company by any person or persons controlling, controlled by, or under common control with the Company within the three years prior to the date hereof, except as expressly disclosed in the Registration Statements and any such sales of unregistered securities by the Company were completed in compliance with the applicable provisions of the state and federal securities or bluesky laws;

             (x) the Company has not had and currently does not have any employee benefit plan, profit sharing plan, employee pension benefit plan or employee welfare benefit plan or deferred compensation arrangements ("Plans") that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder ("ERISA") and that are not in compliance with ERISA in all material respects, and, to the extent required by the Internal Revenue Code of 1986, as amended (the "Code"), in compliance with the Code in all material respects. The Company has not had any employee pension benefit plan that is subject to Part 3 of Subtitle 8 of Title I of ERISA or any defined benefit plan or multi-employer plan. The Company has not maintained retired life and retired health insurance plans that are employee welfare benefit plans providing for continuing benefit or coverage for any employee or any beneficiary of any employee after such employee's termination of employment, except as required by Section 4980B of the Code. No fiduciary or other party in interest with respect to any of the Plans has caused any of such Plans to engage in a prohibited transaction as defined in Section 406 of ERISA. As used in this subsection, the terms "defined benefit plan," "employee benefit plan," "employee pension benefit plan,"

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

        "employee welfare benefit plan," "fiduciary" and "multiemployer plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA;

             (y) no labor dispute exists with any employees of the Company and to the Company's knowledge, no such labor dispute is threatened. The Company has no knowledge of any existing or threatened labor disturbance by the employees of any of its principal suppliers, contractors or customers that would have a Material Adverse Effect. None of the employees of the Company is covered by a collective bargaining agreement and no union organizing activity exists with respect to any of such employees;

             (z) the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions contemplated herein other than as disclosed in the Prospectus;

             (aa) the Company is familiar with the Investment Company Act, as amended, and the rules and regulations thereunder, and has in the past conducted, and the Company intends to conduct, its affairs in such a manner as to ensure that it will be in compliance with the Investment Company Act and the rules and regulations thereunder;

             (bb) no statement, representation, warranty or covenant made by the Company in this Agreement or in any certificate or document required by this Agreement to be delivered to the Representative is, was when made, or as of the Closing Date or any Option Closing Date will be, inaccurate, untrue or incorrect in any material respect. No transaction has occurred or is proposed between or among the Company and any of its officers, directors or stockholders or any affiliate of any such officer, director or stockholder that is required to be described in and is not described in the Registration Statements and the Prospectus;

             (cc) the Company or any officer, director, employee, agent or other person acting on behalf of the Company has not directly or indirectly, given or agreed to give any money, property or similar benefit or consideration to any customer or supplier (including any employee or agent of any customer or supplier) or official or employee of any agency or instrumentality of any government (foreign or domestic) or political party or candidate for office (foreign or domestic) or any other person who was, is or in the future may be in a position to affect the general affairs, properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company or any actual or proposed business transaction of the Company that (i) could subject the Company to any liability (including, but not limited to, the payment of monetary damages) or penalty in any civil, criminal or governmental action or proceeding that would have a Material Adverse Effect, or (ii) violates any law, rule or regulation to which the Company is subject, which violation if proven would have a Material Adverse Effect;

             (dd) each person listed on Schedule II hereto has executed an agreement in a form reasonably satisfactory to the Representative that such person will not, for the period specified in such agreement (the "Lock-up Period"), offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any Common Shares, any options or warrants to purchase any Common Shares or any securities convertible into or exchangeable for Common Shares (collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than as specified in such agreement or with the prior written consent of the Representative; provided, however, that the foregoing language shall not prohibit the purchase of Common Stock from the Company pursuant to the exercise of stock options. The Company has provided to counsel for the Underwriters a complete and accurate list of all securityholders of the Company and the number and type of securities held by each securityholder. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the agreements pursuant to which its officers, directors and shareholders have agreed to such or similar restrictions (the "Lock-Up Agreements");

             (ee) each contract or other instrument (however characterized or described) to which the Company is a party or by which its respective properties or businesses is bound or affected and which is material to the conduct of the business of the Company has been duly and validly executed by the Company and, to the knowledge of the Company, by the other parties thereto. Each such contract or other instrument is in full force and effect and is enforceable against the parties thereto in accordance with its terms and the Company is not, and to the knowledge of the Company, no other party is, in default thereunder, and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default under any such contract or other instrument. All necessary consents under such contracts or other instruments to the disclosure in the Prospectus with respect thereto have been obtained;

             (ff) The Company is in compliance with the applicable requirements of the Small Business Administration rules governing small business investment companies, including the Small Business Investment Act of 1958 (the "SBA Act"), and the applicable provisions of federal and state laws or regulations governing the activities of a small business investment company. The Company is not a "business development" company as defined under the 1940 Act. No person is serving as an officer or director of the Company except in compliance with the provisions of the 1940 Act and the rules and regulations thereunder;

             (gg) The Company's application for listing the Common Shares, including the Shares and the Warrant Stock, on NASDAQ's SmallCap Market has been approved, subject to notice to issuance; and

             (hh) Neither the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

          Any certificate signed by any officer of the Company in such capacity and delivered to the Representative or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to the several Underwriters as to the matters covered thereby.

          2. PURCHASE SALE OF FIRM' SHARES. On the basis of the representations, warranties, covenants and agreements contained herein, and subject to the terms and conditions set forth herein, the Company shall sell the Firm Shares to the Underwriters, and each of the Underwriters, severally and not jointly, shall purchase the number of Firm Shares set forth opposite its name in Schedule I hereto. The purchase price of the Firm Shares hereunder shall be the Offering Price less the Underwriting Discounts and Commissions shown on the cover page of the Prospectus. Each Underwriter shall be obligated to purchase from the Company that number of Firm Shares as is set forth opposite the name of such Underwriter in
     Schedule I hereto. The several Underwriters intend to offer the Shares to the public as set forth in the Prospectus; provided, however, that no Shares registered pursuant to the Rule 462(b) Registration Statement, if any, will be offered prior to the filing of such registration statement with the SEC. After the public offering, the several Underwriters may, in their discretion, vary the public offering price.

          3. PAYMENT AND DELIVERY.

             (a) Delivery of and payment for the Firm Shares shall be made at the offices of Scott & Stringfellow, Inc., 909 East Main Street, Richmond, Virginia at 10:00 a.m., Richmond, Virginia time (i) on the third full business day following the first day that the Firm Shares are traded, or (ii) at such other time and date not later than seven full business days following the first day the Firm Shares are traded as the Representative and the Company may determine (or at such time and date to which delivery and payment shall have been postponed pursuant to
        Section 11 hereof). Such date and time of delivery and payment are referred to collectively herein as the "Closing Date." Notwithstanding the foregoing, if the Company has not made available to the Representative copies of the Prospectus in the quantities and within the time provided for in Section 5(g) hereof, the

        Representative may, in its sole discretion, postpone the Closing Date until no later than two full business days following delivery of such copies of the Prospectus to the Representative.

             (b) On the Closing Date, the Company shall deliver or cause to be delivered certificates representing the Firm Shares to the Representative for the account of each Underwriter against payment to or upon the order of the Company of the purchase price (i) by certified or official bank check or checks payable in New York Clearing House (next-day) funds, or (ii) in immediately available funds wired to such accounts as the Company may specify (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds, including, but not limited to, interest or cost of funds expense, to be borne by the Company). Time is of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of each Underwriter's obligation hereunder.

             (c) The certificates representing the Firm Shares to be sold and delivered will be in such denominations and registered in such names as the Representative requests not less than two full business days prior to the Closing Date, and will be made available to the Representative for inspection, checking and packaging at the offices of Scott & Stringfellow, 909 East Main Street, Richmond, Virginia, not less than one full business day prior to the Closing Date. If the Representative so elects, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representative.

             (d) The Company shall not be obligated to deliver any Firm Shares to be delivered on the Closing Date, except upon payment for all the Firm Shares to be purchased on such date.

          4. OPTION TO PURCHASE OPTIONAL SHARES.

             (a) For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares as contemplated by the Prospectus, subject to the terms and conditions herein set forth, the several Underwriters are hereby granted an option by the Company to purchase all or any part of the Optional Shares (the "Over-allotment Option"). The purchase price to be paid for the Optional Shares shall be the Offering Price less the Underwriting Discounts and Commissions shown on the cover page of the Prospectus. The Over-allotment Option granted hereby may be exercised by the Representative on behalf of the several Underwriters as to all or any part of the Optional Shares at any time and from time to time within 30 days after the date of the Prospectus. No Underwriter shall be under any obligation to purchase any Optional Shares prior to an exercise of the Over-allotment Option.

             (b) The Over-allotment Option granted hereby may be exercised by the Representative on behalf of the several Underwriters by giving notice to the Company by a letter delivered by hand or sent by registered or certified mail, postage prepaid, or by courier, telegram or facsimile (such notice to be effective when received), addressed as provided in Section 13 hereof, setting forth the number of Optional Shares to be purchased, the date and time for delivery of, and payment for, such Optional Shares and stating that the Optional Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given at least two full business days prior to the Closing Date, the date set forth therein for such delivery and payment shall be the Closing Date. If such notice is given less than two full business days prior to the Closing Date, the date set forth therein for such delivery and payment shall be a date selected by the Representative that is not more than three full business days after the date the notice is effective. The date and time set forth in such a notice is referred to herein as an "Option Closing Date," and a closing held pursuant to such a notice is referred to herein as an "Option Closing." Upon each exercise of the Over-allotment Option, and on the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the several Underwriters shall become severally, but not jointly, obligated to purchase from the Company the number of Optional Shares specified in each notice of exercise of the Over-allotment Option (allocated among the several Underwriters in accordance with Section 4(c) hereof.)

             (c) The number of Optional Shares purchased and sold pursuant to each exercise of the Over-allotment Option shall be subject to such adjustment as the Representative may approve to eliminate fractional shares and shall be subject to the provisions for the allocation of Optional Shares purchased for the purpose of covering over-allotments set forth in the agreement entered into by and among the Underwriters in connection herewith (the "Agreement Among Underwriters").

             (d) Delivery of and payment for the Optional Shares to be purchased by the several Underwriters pursuant to any exercise of the Over-allotment Option shall be made at the offices of Scott & Stringfellow, Inc., 909 East Main Street, Richmond, Virginia, or such other place as shall be agreed upon by the Company and the Representative at 10:00 a.m., Richmond, Virginia time on the Option Closing Date set forth in the notice of such exercise. On such Option Closing Date, the Company shall deliver or cause to be delivered certificates representing the Optional Shares to the Representative for the account of each Underwriter against payment to or upon the order of the Company (with respect to Optional Shares sold by it, if any), (i) by certified or official bank check or checks payable in New York Clearing House (next-day) funds, or (ii) in immediately available funds wired to such accounts as the Company may specify (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds, including, but not limited to, interest or cost of funds expense, to be borne by the Company). Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.

             (e) The certificates representing the Optional Shares to be issued and delivered will be in such denominations and registered in such names as the Representative requests not less than two full business days prior to the Option Closing Date, and will be made available to the Representative for inspection, checking and packaging at the office of the Company's transfer agent not less than one full business day prior to the Option Closing Date. If the Representative so elects, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representative.

          5. CERTAIN COVENANTS AND AGREEMENTS. The Company covenants and agrees with the several Underwriters as follows:

             (a) if the Rule 462(b) Registration Statement has not been filed at the time this Agreement is executed and delivered by the parties hereto and such Rule 462(b) Registration Statement is required to be filed, the Company will use its best efforts to cause such registration statement to be filed and become effective as promptly as possible;

             (b) if the Company omitted information from the Primary Registration Statement at the time it was declared effective in reliance upon Rule 430A of the Regulations, the Company will timely file the Prospectus pursuant to and in compliance with Rule 424(b)(1) or (4) and Rule 430A(a)(3) of the Regulations and will advise the Representative of the time and manner of such filing; provided, however, that if the Representative shall agree to the utilization of Rule 434 of the Regulations, the Company will timely file pursuant to and in compliance with Rule 424(b)(7) and Rule 430A(a)(3) of the Regulations the information required to be included in the Term Sheet, and will advise the Representative of the time and manner of such filing;

             (c) if for any reason the filing of a form of Prospectus is required under Rule 424(b)(3) of the Regulations, the Company will timely file such Prospectus pursuant to and in compliance with such Rule and will advise the Representative of the time and manner of such filing;

             (d) the Company will not file or publish any Rule 462(b) Registration Statement or any amendment or supplement to the Registration Statement(s), Preliminary Prospectus or Prospectus at any time before the completion (in the opinion of the Underwriters' counsel) of the distribution of the Shares by the Underwriters that is not (i) in compliance with the Regulations; and (ii) approved by the Representative;

             (e) the Company will advise the Representative immediately, and confirm such advice in writing, (i) when any Rule 462(b) Registration Statement or post-effective amendment to the Registration Statements is filed with the SEC, (ii) of the receipt of any comments from the SEC concerning the Registration Statements, (iii) when any post-effective amendment to the Registration Statements becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed,
        (iv) of any request of the SEC for amendment or supplementation of the Registration Statements or Prospectus or for additional information, (v) during the period when the Prospectus is required to be delivered under the Act and Regulations, of the happening of any event as a result of which the Registration Statements would include an untrue statement of a material fact or omit to state a material fact required therein or necessary to make the statements therein not misleading, or as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (vi) during the period noted in clause (vii) above, of the need to amend the Registration Statements or supplement the Prospectus to comply with the Act, (viii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statements or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, and (ix) of the suspension of the qualification of any the Shares for offering or sale in any jurisdiction in which the Underwriters intend to make such offers or sales, or of the initiation or threatening of any proceedings for any of such purposes known to the Company. The Company will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use, and if any such order is issued, to obtain as soon as possible the lifting thereof;

             (f) in case of any event (occurring at any time within the period during which, in the opinion of counsel for the Underwriters ("Underwriters' Counsel"), a prospectus is required to be delivered under the Act and Regulations), as a result of which any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain, in the opinion of Underwriters' Counsel, an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend any Preliminary Prospectus or the Prospectus to comply with the Act and Regulations or any applicable securities or Blue Sky laws, the Company promptly will prepare and file with the SEC, and any applicable state or foreign securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the several Underwriters such number of copies of such amendments, supplements or documents (in form and substance satisfactory to the Representative and Underwriters' Counsel) as the Representative may reasonably request. For purposes of this
        Section 5(f), the Company will provide such information to the Representative, the Underwriters' Counsel and counsel to the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement the Registration Statements, Preliminary Prospectus or Prospectus or file any document, and shall furnish to the Representative and the Underwriters' Counsel such further information as each may from time to time reasonably request;

             (g) the Company has delivered to the Representative, without charge, as many copies of each Preliminary Prospectus as the Representative has reasonably requested. The Company will deliver to the Representative, without charge, from time to time during the period when delivery of the Prospectus is required under the Act, such number of copies of the Prospectus (as supplemented or amended) as the Representative may reasonably request. The Company hereby consents to the use of such copies of the Preliminary Prospectus and the Prospectus for purposes permitted by the Act, the Regulations and the securities or Blue Sky laws of the states or foreign jurisdictions in which the Common Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. The Company has furnished or will furnish to the Representative at least three original signed copies of the Registration Statements as originally filed and of all amendments and supplements thereto, whether filed before or after the Effective Date, at least three copies of all exhibits filed therewith and of all consents and certificates of experts, and will deliver to the Representative such number of conformed copies of the Registration Statements, including financial statements and exhibits, and all amendments thereto, as the Representative may reasonably request;

             (h) the Company will comply with the Act, the 1940 Act, the Regulations, the Exchange Act and the rules and regulations thereunder so as to permit the continuance of sales of, and dealings in, the Shares , the Representative's Warrant and the Warrant Stock for as long as may be necessary to complete the distribution of the Shares, the Representative's Warrant and the Warrant Stock as contemplated hereby;

             (i) the Company will furnish such information and pay such filing fees and other expenses as may be required, and otherwise cooperate in the registration or qualification of the Shares, the Representative's Warrant and the Warrant Stock, or exemption therefrom, for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions in which the Representative determines to offer the Shares, the Representative's Warrant and the Warrant Stock, after consultation with the Company, and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided, however, that no such qualification shall be required in any jurisdiction where, solely as a result thereof, the Company would be subject to taxation or qualification as a foreign corporation doing business in such jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, the Representative's Warrant and the Warrant Stock, in any jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as is required under the laws of such jurisdictions for such offering and sale;

             (j) the Company will make generally available to its security holders, as soon as practicable, but not later than 45 days after the end of the period covered thereby, an earnings statement of the Company (which need not be audited unless required by the Act or the Regulations) that shall comply with Section 11 (a) of the Act and the Regulations (including, at the option of the Company, Rule 158) and cover a period of at least 12 consecutive months beginning not later than the first day of the Company's fiscal quarter next following the Effective Date;


             (k) beginning with the quarter ended September 30, 1999, the Company will file quarterly and annual reports with the SEC to the same extent as issuers subject to the periodic reporting requirements of the Exchange Act, and for a period of five years from the Effective Date, the Company will deliver to the Representative: (i) a copy of each report or document, including, without limitation, reports on Forms 8-K, 10-K and 10-Q (or such similar forms as may be designated by the SEC), registration statements and any exhibits thereto, filed with or furnished to the SEC or any securities exchange or the Nasdaq Stock Market's SmallCap Market or the NASD, on the date each such report or document is so filed or furnished; (ii) as soon as practicable, copies of any reports or communications (financial or other) of the Company mailed to its security holders; and (iii) every press release in respect of the Company or its affairs that is released or prepared by the Company;


             (l) during the course of the distribution of the Shares, the Company will not take, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Shares;

             (m) the Company will not engage in any transactions with affiliates (as defined in the Regulations) without the prior approval of a majority of the disinterested members of its Board of Directors;

             (n) the Company will use all reasonable efforts to list the Common Shares (including, without limitation, the Shares and the Warrant Stock) for quotation on the Nasdaq Stock Market's SmallCap Market;

             (o) the Company shall, at its sole cost and expense, supply and deliver to the Representative and Underwriters' Counsel, within a reasonable period from the Closing Date, closing binders, in such number as the Representative shall reasonably request, each of which shall include the Registration Statements, as amended or supplemented, all exhibits to the Registration Statements, the Prospectus, as amended or supplemented, the Preliminary Blue Sky Memorandum and any supplement thereto, all underwriting and closing documents and all other correspondence, filings and applications with the SEC, the NASD and the Nasdaq Stock Market's SmallCap Market;

             (p) the Company will use the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the description set forth under the caption "Use of Proceeds" in the Prospectus and shall file such reports with the SEC with respect to the sale of such Shares and the application of the proceeds therefrom as may be required under the Regulations, including, but not limited to, Rule 463;

             (q) the Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Shares;

             (r) the Company will take such steps as shall be necessary to insure that it complies with all requirements of an "investment company" within the meaning of such term under the Investment Company Act, and the rules and regulations of the SEC thereunder;

             (s) during the Lock-Up Period, the Company will not, without the prior written consent of the Representative, effect the Disposition of, directly or indirectly, any Securities other than the sale of the Firm Shares, the Optional Shares, the Representative's Warrant and the Warrant Stock hereunder and the Company's issuance of Common Stock upon the exercise of options, presently outstanding, under the Company's stock option plans (the "Stock Plans") and expressly described in the Prospectus;

             (t) for a period of five years from the Effective Date, the Company will deliver to the Representative, subject to execution of an appropriate confidentiality agreement, such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request, and which can be prepared or obtained by the Company without unreasonable effort or expense;


             (u) on or prior to the Closing Date, the Company shall sell to the Representative or its designees, individually and not as representatives of the Underwriters, the Representative's Warrant to purchase an aggregate of 66,204 shares of Warrant Stock;



             (v) if the officers, directors or certain shareholders of the Company are required by the "blue sky" or securities authority of any jurisdiction selected by the Representative pursuant to Section 5(i) to escrow or agree to restrict the sale of any security of the Company owned by them for the Company to qualify or register the Shares, the Representative's Warrant or the Warrant Stock for sale under the "blue sky" or securities laws of any such jurisdiction, the Company shall cause each such person to escrow or restrict the sale of such security on the terms and conditions and in the form specified by the securities administrator of such jurisdiction;



             (w) until the expiration of      years from the Closing Date, if
        the Representative, individually and not as representative of the Underwriters, shall so indicate in writing to the Company, the Company shall use its best efforts to cause an individual selected from time to time by the Representative to be elected a director of the Company;



             (x) until the expiration of      years from the Closing Date, the
        Company shall afford the Representative, individually and not as representative of the Underwriters, the right of first refusal to purchase for the Representative's own account or to sell for the account of the Company or any subsidiary of the Company (or any successor to any
        of them), or any of the Company's stockholders owning at least        %
        of the Common Stock (the "Principal Shareholders"), any securities of the Company or any such subsidiary (or successor to any of them) which the Company or any such subsidiary or successor or any of the Principal Shareholders may seek to sell whether pursuant to registration under the Act or otherwise. Any of the Company or any subsidiary or such successor intending to make such an offering is hereinafter referred to as a
        "Company Offeror." If during such           year period any Company
        Offeror or Principal Shareholder intends to make an offering, before any discussions of the proposed offering with any other prospective underwriter or agent shall occur, the Company shall notify the Representative of such intention and of the proposed terms of the offering and will offer to the Representative the opportunity to purchase or sell any such securities on terms not more favorable to the Company Offeror or such Principal Shareholder, as the case may be, than those of the proposed offering. The Company shall thereafter promptly furnish the Representative with such information concerning the operations, business, properties, assets, liabilities, or future prospects of the Company or such subsidiary or successor and, if applicable, the Principal Shareholder shall furnish such information concerning such Principal Shareholder as the Representative may reasonably request. If within 30 business days after receipt of all such information the Representative does not accept in writing the offer to purchase or sell such securities for the Representative's own account or, at the Representative's option, act as sole underwriter or sole agent or as co-underwriter or co-agent with others, as the case may be, as aforesaid with respect to such offering upon the terms proposed, the Company Offeror or Principal Shareholder, as the case may be, shall be free to enter into discussions with other underwriters or agents with respect to such offering and to effect such offering upon such proposed terms within six months of the date of such notice. Before the Company Offeror or Principal Shareholder, as the case may be, shall accept any proposal less favorable to the Company or such Principal Shareholder, as the case may be, than that conveyed to the Representative in such notice, the rights set forth in this Section 5(x) shall be reinstated and the same procedure with respect to such modified proposal as provided above shall be adopted. In connection with any public offering, the Representative may include other persons as underwriters or dealers. The Representative's failure to exercise its rights under this Section 5(x) with respect to any particular proposed offering shall not affect the Representative's rights under this Section 5(x) with respect to any other proposed offering. The Company will use its best efforts to cause its Principal Shareholders to comply with the provisions of this Section 5(x);


             (y) if, at any time after the date that the Registration Statement is declared effective with the Commission or with the Florida Department of Banking and Finance (the "Florida Department"), whichever date is later, and prior to the end of the period during which a Prospectus relating to the Shares or the Warrant Stock is required to be delivered hereunder or under the Act or the Regulations, the Company or any of its affiliates commences doing business with the government of Cuba or with any person or affiliate located in Cuba, the Company will so inform the Florida Department within ninety days after such commencement of business in Cuba, and if, during such period when a Prospectus is required to be delivered, any change occurs with respect to previously reported information, the Company will inform the Florida Department within ninety days after the occurrence of such change;



             (z) if at any time during the thirty (30) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the Representative's reasonable opinion, the market price of the Common Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates an amendment of or supplement to the Prospectus), the Company will, after written notice from the Representative advising the Company to the effect set forth above, forthwith prepare, consult with the Representative concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representative, responding to or commenting on such rumor, publication or event;

             (aa) the Company will not establish a record date for the payment of dividends or other distributions which is earlier than seven (7) full business days after the last day on which the several Underwriters exercise their option to purchase the Optional Shares pursuant to this Agreement; and



             (bb) the Company will deliver to the Representative copies of all financial statements forwarded to the Company by the various entities in which the Company holds debt or equity interests within five (5) business days of the receipt of such financial statements by the Company.



          6. PAYMENT OF FEES.


             (a) Whether or not the transactions contemplated by this Agreement are consummated and regardless of the reason this Agreement is terminated, the Company will pay or cause to be paid, and bear or cause to be borne, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including:

                (i) the fees and expenses of the accountants and counsel for the Company incurred in the preparation of the Registration Statements and any post-effective amendments thereto (including financial statements and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto;

                (ii) printing and mailing expenses associated with the Registration Statements and any post-effective amendments thereto, Preliminary Prospectus, the Prospectus, this Agreement, the Agreement Among Underwriters, the Underwriters' Questionnaire submitted to each of the Underwriters by the Representative in connection herewith, the Power of Attorney executed by each of the Underwriters in favor of the Representative, the Selected Dealer Agreement and related documents and the preliminary Blue Sky memorandum (collectively with any supplement thereto, the "Blue Sky Memorandum");

                (iii) the costs (other than fees and expenses of the Underwriters' Counsel, except such fees incurred in connection with Blue Sky and NASD filings or exemptions as provided herein and any fees incurred under Section (6)(a)(xiv)) incident to the authentication, insurance, sale and delivery of the Shares, the Representative's Warrant and the Warrant Stock to the Underwriters;

                (iv) the fees, expenses and all other costs of qualifying the Shares, the Representative's Warrant and the Warrant Stock for sale under the securities or Blue Sky laws of those states in which the Shares, the Representative's Warrant and the Warrant Stock are to be offered or sold, including, without limitation, the reasonable fees and expenses of Underwriters' Counsel and such local counsel as may have been reasonably required and retained for such purpose;

                (v) the fees, expenses and other costs of, or incident to, securing any review or approvals by or from the NASD, including the reasonable fees and expenses of the Underwriters' Counsel;

                (vi) the filing fees of the SEC;

                (vii) the cost of furnishing to the Underwriters copies of the Registration Statements, Preliminary Prospectuses and Prospectuses as herein provided;

                (viii) the Company's travel expenses in connection with meetings with the brokerage community and institutional investors;

                (ix) the costs and expenses associated with settlement in same day funds (including, but not limited to, interest or cost of funds expenses), if desired by the Company;

                (x) any fees or costs payable to the Nasdaq Stock Market's SmallCap Market as a result of the offering;

                (xi) the cost of printing certificates for the Shares, the Representative's Warrant and the Warrant Stock;

                (xii) the cost and charges of any transfer agent;

                (xiii) all taxes, if any, on the issuance, delivery and transfer of the Shares, the Representative's Warrant and the Warrant Stock sold by the Company; and

                (xiv) all other costs and expenses reasonably incident to the performance of the Company's obligations hereunder that are not otherwise specifically provided for in this Section 6(a); provided, however, that, except as specifically set forth in Section 6(c) hereof, the Company shall pay to the Representative, an accountable expense allowance of $100,000 to cover expenses incurred by the Representative in connection with the Offering (including price stabilization transactions).

             (b) The Company shall pay as due any state or foreign registration, qualification and filing fees and any accountable out-of-pocket disbursements in connection with such registration, qualification or filing in the states and foreign jurisdictions in which the Representative determines to offer or sell the Shares.

             (c) If the Underwriters are willing to proceed with the offering, and the transactions contemplated by this Agreement are not consummated because the Company elects not to proceed with the offering for any reason or if the Representative terminates this Agreement pursuant to
        Section 10(b) hereof, then the Company will reimburse the Representative for its out-of-pocket expenses, including, without limitation, fees and disbursements of Underwriters' Counsel, incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder, in an amount not to exceed $100,000.

     7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS.

          The obligation of each Underwriter to purchase and pay for the Firm Shares that it has agreed to purchase hereunder on the Closing Date, and to purchase and pay for any Optional Shares as to which it exercises its right to purchase under Section 4 on an Option Closing Date, is subject at the date hereof, the Closing Date and any Option Closing Date, to the continuing accuracy and fulfillment of the representations and warranties of the Company, to the performance by the Company of their covenants and obligations hereunder, and to the following additional conditions:

             (a) if required by the Regulations, the Prospectus shall have been filed with the SEC pursuant to Rule 424(b) of the Regulations within the applicable time period prescribed for such filing by the Regulations. On or prior to the Closing Date or any Option Closing Date, as the case may be, no stop order or other order preventing or suspending the effectiveness of the Primary Registration Statement or the Rule 462(b) Registration Statement, if any, or the sale of any of the Shares shall have been issued under the Act or any state securities law, and no proceedings for that purpose shall have been initiated or shall be pending or, to the Representative's knowledge or the knowledge of the Company, shall be contemplated by the SEC or by any authority in any jurisdiction designated by the Representative pursuant to Section 5(i) hereof. Any request on the part of the SEC for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel;

             (b) all corporate proceedings and other matters incident to the authorization, from and validity of this Agreement, the Shares, the Representative's Warrant Agreement, the Representative's Warrant or the Warrant Stock, and the form of the Registration Statements and the Prospectus, as amended and supplemented, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all material respects to Underwriters' Counsel. The Company shall have furnished to such counsel all documents and information that they may have reasonably requested to enable them to pass upon such matters;

             (c) the NASD shall have indicated it has no objection to the underwriting arrangements pertaining to the sale of any Shares, the Representative's Warrant or the Warrant Stock;

             (d) the Company shall have entered into the Representative's Warrant Agreement with the Representative and the Representative shall have received a copy of an executed Lock-up Agreement from each person
        described on Schedule   hereto;

             (e) the Representative shall have received at or prior to the Closing Date from the Underwriters' Counsel a memorandum or summary, in form and substance satisfactory to the Representative, with respect to the qualification for offering and sale by the Underwriters of the Shares under the securities or Blue Sky laws of such jurisdictions designated by the Representative pursuant to Section 5(i) hereof;

             (f) on the Closing Date and any Option Closing Date, there shall have been delivered to the Representative a signed opinion of Clark & Stant, a professional corporation, counsel for the Company in the form attached hereto as Exhibit 1, dated as of each such date and addressed to the Representative individually and as representatives of the several Underwriters to such effect as is reasonably satisfactory to the Representative;

             (g) at the Closing Date and any Option Closing Date: (i) the Registration Statements and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto shall contain all statements that are required to be stated therein in accordance with the Act and the Regulations and in all material respects shall conform to the requirements of the Act and the Regulations, and the Registration Statements and any Post-effective amendment thereto shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, shall not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) since the respective dates as of which information is given in the Registration Statements and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto, except as otherwise expressly stated therein, there shall have been no material adverse change in the properties, condition (financial or otherwise), results of operations, prospects, stockholders' equity, business or management of the Company from that set forth therein, whether or not arising in the ordinary course of business; (iii) since the respective dates as of which information is given in the Registration Statements and any post-effective amendment thereto and the Prospectus or any amendment or supplement thereto, there shall have been no event or transaction, contract or agreement entered into by the Company, other than in the ordinary course of business and as set forth in the Registration Statements or Prospectus, that has not been, but would be required to be, set forth in the Registration Statements or Prospectus; and (iv) no action, suit or proceeding at law or in equity shall be pending or threatened against the Company that would be required to be set forth in the Prospectus, other than as set forth therein, and no proceedings shall be pending or threatened against or directly affecting the Company before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect other than as set forth in the Prospectus;

             (h) the Representative shall have received at the Closing Date and any Option Closing Date certificates of the Company signed by the Chief Executive Officer and the Chief Financial Officer of the Company dated as of the date of the Closing Date or Option Closing Date, as the case may be, and addressed to the Representative, individually and as representative of the several Underwriters, to the effect that (i) the signers of the certificate have read this Agreement, and the representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made at and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied in all material respects with all the agreements, fulfilled in all material respects all the covenants and satisfied in all material respects all the conditions on its part to be performed, fulfilled or satisfied at or prior to the Closing Date or the Option Closing Date, as the case may be, and (ii) the signers of the certificate have carefully examined the Registration

        Statement and the Prospectus and any amendments or supplements thereto, and the conditions set forth in Section 7(h) hereof have been satisfied;

             (i) at the time this Agreement is executed and at the Closing Date and any Option Closing Date, the Representative shall have received a letter addressed to the Representative, individually and as representatives of the several Underwriters, in form and substance satisfactory to the Representative in all respects (including, without limitation, the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) from Hoffman, Morrison & Fitzgerald, P.C., dated as of the date of this Agreement, the Closing Date or the Option Closing Date, as the case may be:

                (i) confirming they are independent certified public accountants within the meaning of the Act and the Regulations, and stating that the section of the Primary Registration Statement under the caption "Experts" is correct insofar as it relates to them;

                (ii) stating that, in their opinion, the consolidated financial statements, schedules and notes of the Company audited by them and included in the Registration Statements comply in form in all material respects with the applicable accounting requirements of the Act and the Regulations;


                (iii) stating that, on the basis of specified procedures, which included the applicable procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information, as described in SAS No. 71, Interim Financial Information, a reading of the latest available unaudited interim consolidated financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the minutes of the meetings of the stockholders and the Board of Directors of the Company and executive, audit and compensation committees of such Board, if any, and inquiries to certain officers and other employees of the Company responsible for operational, financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would cause them to believe that (A) the unaudited consolidated financial statements of the Company included in the Registration Statements and related schedules if any, (1) do not comply in form and in all material respects with the applicable accounting requirements of the Act and the Regulations, or (2) should be materially modified in order for such unaudited financial statements to be in conformity with generally accepted accounting principles; (B) at a specified date not more than five business days prior to the date of such letter, there was any change in the capital stock or debt of the Company or any decrease in net current assets, total assets or stockholders' equity of the Company as compared with the amounts shown in the December 31, 1997 consolidated balance sheet of the Company included the Registration Statements, or that for the period from January 1, 1998 to a specified date not more than five days prior to the date of the letter, there were any decreases in revenues, operating income or total or per share amounts of net income, except in all instances for changes, decreases or increases that the Registration Statements disclose have occurred or may occur and except for such other changes, decreases or increases which the Representative shall in its sole discretion accept; or (C) the unaudited pro forma financial statements included in the Registration Statements, if any, do not comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and


                (iv) stating that they have compared specific dollar amounts, numbers of shares and other numerical data and financial information set forth in the Registration Statement that have been specified by the Representative prior to the date of this Agreement (to the extent that such information is derived from the accounting records subject to the internal control structure, policies and procedures of the Company's accounting system, or has been derived directly from such accounting records by analysis or comparison or has been derived from other records and analyses maintained or prepared by the Company) with the results obtained from the application of readings, inquiries and other appropriate procedures (which procedures do not constitute an audit in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement;

             (j) the Representative shall have received from Hoffman, Morrison & Fitzgerald, P.C., a letter addressed to the Company and made available to the Representative for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deem necessary in establishing the scope of their audit of the Company's consolidated financial statements as of June 30, 1997 did not disclose any weaknesses in internal controls that they considered to be material weaknesses;

             (k) there shall have been duly tendered to the Representative for the respective accounts of the Underwriters certificates representing all of the Shares to be purchased by the Underwriters on the Closing Date or any Option Closing Date, as the case may be;

             (l) at the Closing Date and any Option Closing Date, the Representative shall have been furnished such additional documents, information and certificates as they shall have reasonably requested;

             (m) the issuance and sale of the Shares, the Representative's Warrant and the Warrant Stock shall be legally permitted under applicable Blue Sky or state securities laws so long as such sales are made in accordance with the Blue Sky Memorandum;

             (n) Prior to or on the Closing Date, the application for quotation of the Shares and the Warrant Stock on NASDAQ shall have been approved for quotation on NASDAQ subject to notice of issuance;

             (o) all corporate and other proceedings and other matters incident to the authorization, form and validity of this Agreement and the Representative's Warrant Agreement and the form of the Registration Statements and Prospectus and all other legal matters related to this Agreement and the transactions contemplated hereby (including but not limited to all opinions, certificates, letters and documents required or permitted hereunder) shall be reasonably satisfactory in all respects to Underwriters' Counsel. The Company shall have furnished to such counsel all documents and information that they shall have reasonably requested to enable them to pass upon such matters.

          The Company shall furnish the Representative with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request. All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Representative and the Underwriters' Counsel. If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or any Option Closing Date, as the case may be, is not fulfilled, the Representative may on behalf of the several Underwriters terminate this Agreement with respect to the Closing Date or such Option Closing Date, as applicable, or, if they so elect, waive any such conditions that have not been fulfilled or extend the time for their fulfillment. Any such termination shall be without liability of the Underwriters to the Company.

     8. INDEMNIFICATION AND CONTRIBUTION

          (a) The Company shall indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever, including, but not limited to, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or in connection with any investigation or inquiry of, or action or proceeding that may be brought against, the respective indemnified parties, arising out of or based upon (i) any breach of representations and warranties made in this Agreement; (ii) any untrue statements or alleged untrue statements of material fact contained in any Preliminary Prospectus, the Registration Statements or the Prospectus, or any amendment or supplement thereto, any application or other document (in this Section 8 collectively called "application") executed by the Company and based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify all or any part of the Shares, the Representative's Warrant or the Warrant Stock under the securities laws thereof or with the SEC or the NASD, (iii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any untrue statement or alleged untrue statement of material fact contained in any audio or visual materials used in connection with the marketing of the Shares, including without limitation, slides, videos, films and tape recordings, or (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referenced in any claim or action arising out of or based upon matters covered by (i) or (ii) above; provided, however, that the foregoing indemnity:

             (i) shall not apply in respect of any statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use in any Preliminary Prospectus, the Registration Statements or Prospectus, or any amendment or supplement thereto, as the case may be; and

             (ii) with respect to any Preliminary Prospectus, shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares, the Representative's Warrant or the Warrant Stock if, at or prior to the written confirmation of the sale of such Shares, a copy of an amended Preliminary Prospectus or the Prospectus (or the Prospectus as amended or supplemented) was delivered to such Underwriter, but was not sent, or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the amended Preliminary Prospectus or Prospectus (or the Prospectus as amended or supplemented), unless such failure on the part of such Underwriter is the result of noncompliance by the Company with Section 5(g) hereof.

          The obligations of the Company under this Section 8(a) will be in addition to any liability the Company may otherwise have.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statements, and each other person, if any, who controls the Company within the meaning of the Act to the same extent as the foregoing indemnities from the Company to the several Underwriters, but only with respect to any loss, liability, claim, damage or expense resulting from statements or omissions, or alleged statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statements or Prospectus or any amendment or supplement thereto, and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use in any Preliminary Prospectus, the Registration Statements or Prospectus, or any amendment or supplement thereto, or any application, as the case may be.

          (c) If any action, inquiry, investigation or proceeding is brought against any person in respect of which indemnification may be sought pursuant to Section 8(a) or (b) hereof, such person (hereinafter called the "indemnified party") shall, promptly after notification of, or receipt of service of process for, such action, inquiry, investigation or proceeding, notify in writing the party or parties against whom indemnification is to be sought (hereinafter called the "indemnifying party") of the institution of such action, inquiry, investigation or proceeding. The indemnifying party, upon the request of the indemnified party, shall assume the defense of such action, inquiry, investigation or proceeding, including, without limitation, the employment of counsel (reasonably satisfactory to such indemnified party) and payment of expenses. No indemnification provided for in this Section 8 shall be available to any indemnified party who shall fail to give such notice if the indemnifying party does not have knowledge of such action, inquiry, investigation or proceeding, to the extent that such indemnifying party has been materially prejudiced by the failure to give such notice, but the omission to so notify the indemnifying party shall not relieve the indemnifying party otherwise than under this Section
     8. Such indemnified party or controlling person thereof shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action. If such indemnified party or parties shall have been advised by counsel that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, the indemnified party or parties shall be entitled to select counsel to conduct the defense to the extent determined by such counsel to be necessary to protect the interests of the indemnified party or parties, and the reasonable fees and expenses of such counsel shall be borne by the indemnifying party. Expenses covered by the indemnification in this Section 8 shall be paid by the indemnifying party as they are incurred by the indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. Anything in this Section 8 to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim effected without its written consent.

          (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under
     Section 8(a) or (b) hereof in respect of any losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to herein, except by reason of the provisos set forth in Section 8(a) hereof or the failure to give notice as required in Section 8(c) hereof (provided that the indemnifying party does not have knowledge of the action, inquiry, investigation or proceeding and to the extent such party has been materially prejudiced by the failure to give such notice), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, liabilities, claims or reasonable expenses (or actions, inquiries, investigations or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company an the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total underwriting discount and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or reasonable expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), (i) the provisions of the Agreement Among Underwriters shall govern contribution among Underwriters, (ii) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and
     (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their individual underwriting obligations and number of Shares sold, respectively, and not joint.

     9. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements made as of the Closing Date and any Option Closing Date. All such representations, warranties and agreements of the Underwriters and the Company, including, without limitation, the indemnity and contribution agreements contained in Section 8 hereof and the agreements contained in Sections 6, 9, 10 and 13 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person, and shall survive delivery of the Shares and termination of this Agreement, whether before or after the Closing Date or any Option Closing Date.

     10. EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION HEREOF.

          (a) This Agreement shall become effective at the earlier of (i) 10:00 a.m., Richmond, Virginia time, on the first business day following the Effective Date or (ii) at the time of the public offering by the Underwriters of the Shares, whichever is earlier, except that the provisions of Sections 6, 8, 10 and 13 hereof shall be effective upon execution hereof. The time of the public offering, for the purpose of this
     Section 10, shall mean the time when any of the Shares are first released by the several Underwriters for offering by dealers. The Representative may prevent the provisions of this Agreement (other than those contained in Sections 6, 8, 10 and 13) hereof from becoming effective without liability of any party to any other party, except as provided in Sections 6 and 8 hereof, by giving the notice indicated in Section 10(c) hereof before the time the other provisions of this Agreement become effective.

          (b) The Representative shall have the right to terminate this Agreement at any time prior to the Closing Date as provided in Sections 7 and 11 hereof or if any of the following have occurred:

             (i) since the respective dates as of which information is given in the Registration Statements and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company, or the earnings, business affairs, management or business prospects of the Company, whether or not arising in the ordinary course of business, that would, in the Representative's reasonable judgment, make the offering or delivery of the Shares impracticable;

             (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic, political or financial market conditions if the effect on the financial markets of the United States of such outbreak, calamity, crisis or change would, in the Representative's reasonable judgment, make the offering or delivery of the Shares impracticable;

             (iii) suspension of trading generally in securities on the New York Stock Exchange, the American Stock Exchange, or the over-the-counter market (including, without limitation, the Nasdaq Stock Market's SmallCap Market) or limitation on prices (other than limitations on hours or numbers of days of trading) for securities or the promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in the Representative's sole opinion materially and adversely affects trading of the Shares on such exchange or over-the-counter market;

             (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in the Representative's reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company;

             (v) the taking of any action by any federal, state or local government or agency in respect of monetary or fiscal affairs that in the Representative's reasonable opinion has a material adverse effect on the securities markets in the United States; or

             (vi) trading in any securities of the Company shall have been suspended or halted by the Nasdaq Stock Market's National Market System, the Nasdaq SmallCap Market, or the SEC.

          (c) If the Representative elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this
     Section 10, the Representative shall notify the Company thereof promptly by telephone, telegram or facsimile, confirmed by letter.

     11. DEFAULT BY AN UNDERWRITER.

          (a) If any Underwriter shall default in its or their obligation to purchase Firm Shares or Optional Shares hereunder, and if the Firm Shares or Optional Shares with respect to which such default relates do not exceed in the aggregate 10% of the number of Firm Shares or Optional Shares, as the case may be, that all Underwriters have agreed to purchase hereunder, then such Firm Shares or Optional Shares to which the default relates shall be purchased severally by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

          (b) If such default relates to more than 10% of the Firm Shares or Optional Shares, as the case may be, the Representative may in its sole discretion arrange for another party or parties (including a non-defaulting Underwriter) to purchase such Firm Shares or Optional Shares to which such default relates, on the terms contained herein. In the event that the Representative does not arrange for the purchase of the Firm Shares or Optional Shares to which a default relates as provided in this Section 11(b), this Agreement may be terminated by the Representative or by the Company without liability on the part of the several Underwriters (except as provided in Section 8 hereof) or the Company (except as provided in Sections 6 and 8 hereof); provided that if such default occurs with respect to Optional Shares after the Closing Date, this Agreement will not terminate as to the Firm Shares or any Optional Shares purchased prior to such termination. Nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for damages occasioned by its default hereunder.

          (c) If the Firm Shares or Optional Shares to which the default relates are to be purchased by the nondefaulting Underwriters, or are to be purchased by another party or parties, the Representative or the Company shall have the right to postpone the Closing Date or any Option Closing Date, as the case may be, for a reasonable period, but not in any event exceeding seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statements or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statements or supplement to the Prospectus that in the opinion of Underwriters' Counsel may thereby be made necessary. The terms "Underwriters" and "Underwriter" as used in this Agreement shall include any party substituted under this Section 11 with like effect as if it had originally been a party to this Agreement with respect to the Firm Shares and/or Optional Shares purchased by it.

          (d) It is understood that the Representative, individually and not as the representatives of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by them prior to the Closing Date or the Option Closing Date for the Firm Shares or Optional Shares, as the case may be, to be purchased by such Underwriter or Underwriters. Any such payment by the Representative shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

     12. INFORMATION FURNISHED BY UNDERWRITERS. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for inclusion in any Preliminary Prospectus, the Registration Statement, or the Prospectus (as from time to time amended or supplemented), or any amendment or supplement thereto, or in any application, as the case may be.

     13. NOTICE. All communications hereunder, except as otherwise specifically provided herein, shall be in writing and, if sent to the Representative or any Underwriter, shall be mailed, delivered, telegrammed or faxed and confirmed to such Underwriter, c/o Scott & Stringfellow, 909 East Main Street, Richmond, Virginia 23219, Attention: Mr. J. Scott Cardozo, with a copy to Kaufman & Canoles, One Commercial Place, Norfolk, Virginia 23510, Attention: John M. Paris, Jr., Esq., and T. Richard Litton, Jr., Esq. if sent to the Company, shall be mailed, delivered, telegrammed or faxed and confirmed to Waterside Capital Corporation, 300 East Main Street, Suite 1380, Norfolk, Virginia 23510,
Attention: Alan Lindauer, Chairman, President and Chief Executive Officer, with a copy to Clark & Stant, One Columbus Center, Virginia Beach, Virginia 23462,
Attention: Frederick J. Stant, Esq.

     14. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Company, the controlling persons, directors and officers thereof, and their respective successors, assigns, heirs, legatees and legal representatives, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The terms "successors" and "assigns" shall not include any purchaser of the Shares merely because of such purchase.

     15. DEFINITION OF BUSINESS DAY. For purposes of this Agreement, "business day" means any day on which the Nasdaq Stock Market's SmallCap Market is opened for trading.

     16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and all such counterparts will constitute one and the same instrument.

     17. CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia applicable to agreements made and performed entirely within the Commonwealth.

     18. CONSENT TO JURISDICTION. The Company irrevocably consents to the jurisdiction of the courts of the Commonwealth of Virginia in Richmond, Virginia and of any federal court located in the Commonwealth of Virginia in Richmond, Virginia in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 13. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

     If the foregoing correctly sets forth your understanding of our agreement, please sign and return to the Company the enclosed duplicate hereof, whereupon it will become a binding agreement in accordance with its terms.

                                          Very truly yours,

                                          WATERSIDE CAPITAL CORPORATION

                                          By:
                                             ----------------------------------
                                             Alan Lindauer, Chairman, President
                                                 and Chief Executive Officer

BY: SCOTT & STRINGFELLOW, INC.

By:
    -----------------------------
      Authorized Representative

                                   SCHEDULE I
                                  UNDERWRITERS

                                                                           NUMBER OF FIRM SHARES
                              UNDERWRITER                                     TO BE PURCHASED
------------------------------------------------------------------------   ---------------------
Scott & Stringfellow, Inc...............................................
                                                                               ------------

TOTAL...................................................................
                                                                               ------------
                                                                               ============

                                  SCHEDULE II

                 PERSONS WHO ARE TO DELIVER LOCK-UP AGREEMENTS

Officers and Directors
J. Alan Lindauer

[INSERT]

Shareholders

[INSERT]

                                       I-2